EXHIBIT 99.1

Tabula Rasa HealthCare Adopts Limited-Duration Stockholder Rights Plan

●	Responds to Substantial Stock Accumulation by Indaba Capital Management
●	Protects Long-Term Value of All Stockholders’ Investments in Tabula Rasa

Moorestown, N.J. – July 26, 2022 – Tabula Rasa HealthCare, Inc. (“Tabula Rasa,” “TRHC” or the “Company”) (NASDAQ: TRHC), a leading healthcare technology company advancing the safe use of medications, today announced that its Board of Directors has unanimously approved the adoption of a limited-duration stockholder rights plan (“Rights Plan”) under which stockholders will receive rights to purchase a new series of preferred stock in certain circumstances.

The Board of Directors resolved to adopt the Rights Plan following the July 22, 2022 filing by Indaba Capital Management (“Indaba”) of an amendment to its Schedule 13D, in which the firm disclosed that it has acquired a position that represents approximately 25% of the outstanding shares in TRHC. According to Indaba’s filings with the SEC, they began buying shares in TRHC in April 2022.

Gordon Tunstall, Lead Independent Director, stated, “We are adopting this Rights Plan to protect the long-term value of all Tabula Rasa stockholders’ investments in the Company. While we appreciate Indaba’s investment in TRHC, we want to ensure that the Board is able to fulfill its fiduciary duty to maximize the value of Tabula Rasa, which includes protecting TRHC from being controlled or acquired in a manner or at a price that are not in the best interests of our stockholders. We have engaged with Indaba on multiple occasions and anticipate that we will have further dialogue with them.”

The adoption of the Rights Plan by the Board is intended to allow the Company to realize the long-term value of the Company's assets by protecting the Company from actions of third parties that the Board determines are not in the best interest of the Company and its stockholders. Given the importance of maintaining focus on enhancing the strength of the Company's business and the differentiated value TRHC delivers to clients through the Company’s comprehensive portfolio of innovative solutions and services, the Board believes that adopting the Plan is in the best interests of the Company and its stockholders and will contribute to the preservation of the Company's long-term value.

The Rights Plan is similar to plans adopted by other publicly traded companies. Pursuant to the Rights Plan, the Company is issuing one right for each share of common stock as of the close of business on August 5, 2022. The rights will initially trade with Tabula Rasa’s common stock and will become exercisable only if any person acquires 10% or more of the Company’s outstanding common stock. In that case, each holder of a right (other than the acquiring person, whose rights will become void and will not be exercisable) will be entitled to purchase, at the then-current exercise price, additional shares of common stock having a then-current market value of twice the exercise price of the right. Any shareholders with beneficial ownership of 10% or more of the Company’s outstanding common stock prior to this announcement are generally grandfathered at their current ownership levels but are not permitted to increase their ownership without triggering the Rights Plan. The Rights Plan is effective immediately and will expire on July 25, 2023.

Further details about the Rights Plan will be contained in a Form 8-K to be filed by the Company with the Securities and Exchange Commission.

RBC Capital Markets, LLC is acting as financial advisor to the Company and Morgan, Lewis & Bockius LLP is acting as legal counsel to the Company.

About Tabula Rasa HealthCare

Tabula Rasa HealthCare (TRHC) (NASDAQ: TRHC) provides medication safety solutions that empower healthcare professionals and consumers to optimize medication regimens, combatting medication overload and reducing adverse drug events – the fourth leading cause of death in the US. TRHC’s proprietary technology solutions, including MedWise®, improve patient outcomes, reduce hospitalizations, and lower healthcare costs. TRHC’s extensive clinical tele-pharmacy network improves care for patients nationwide. Its solutions are trusted by health plans and pharmacies to help drive value-based care. For more information, visit TRHC.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give current expectations or forecasts of future events or the Company’s future financial or operating performance, and include the Company’s expectations regarding healthcare regulations, industry trends, available opportunities to the Company, the financial and operating performance of the Company, the impacts of the COVID-19 pandemic, and the Company’s expectations for 2022 and beyond. Such statements are identified by use of the words “believe,” “will,” “may,” “estimate,” “expect,” “intend,” “plans,” “predict,” “could,” or the negative of these terms or similar expressions. You should read these statements carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other “forward-looking” information. These statements relate to, without limitation, the Company’s financial performance and the assumptions that underlie these statements and the Company’s future engagement with stockholders. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, (i) the impacts of the ongoing COVID-19 pandemic and other health epidemics; (ii) the Company’s ability to adapt to changes or trends within the market for healthcare in the U.S.; (iii) a significant increase in competition from a variety of companies in the healthcare industry; (iv) developments and changes in laws and regulations, including increased regulation of the healthcare industry through legislative action and revised rules and standards; (v) the extent to which we are successful in gaining new long-term relationships with clients or retaining existing clients; (vi) the growth and success of the Company’s clients, which is difficult to predict and is subject to factors outside of its control; (vii) the Company’s ability to maintain relationships with a specified drug wholesaler; (viii) increasing consolidation in the healthcare industry; (ix) managing the Company’s growth effectively; (x) fluctuations in operating results; (xi) the Company’s ability to manage its cash flows; (xii) failure or disruption of the Company’s information technology and security systems; (xiii) dependence on the Company’s senior management and key employees; (xiv) the Company’s future indebtedness and its ability to obtain additional financing, reduce expenses, or generate funds when necessary; (xv) macroeconomic conditions, including the impact of inflation, on the Company’s business and operations; (xvi) the Company’s ability to consummate the sale of PrescribeWellness and/or execute on its planned divestitures of the SinfoníaRx, and DoseMe businesses, the costs associated therewith, and risks related to diverting management’s attention from the Company’s ongoing business operations; (xvii) risks related to the volatility in the Company’s stock price; (xviii) the Company’s engagement with Indaba; and (xix) the risks set forth from time to time in TRHC’s filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in TRHC’s most recent annual report on Annual Report on Form 10-K, filed with the SEC on February 25, 2022, and in subsequent reports filed with or furnished to the SEC. TRHC assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Contacts:

Media:

Anthony Mirenda
amirenda@trhc.com
908-380-2143

FGS Global
Andrew Cole/Jared Levy/Warren Rizzi
TRHC-SVC@SARDVERB.com
212-687-8080

Investors:

Frank Sparacino
fsparacino@trhc.com
866-648-2767

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